Ex.99.906 CERT

N-CSR Exhibit for Item 13(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Dominik Rohe, President (Principal Executive Officer), and Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares, Inc. (the “Registrant”), each certify, to his knowledge, that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	October 23, 2023	/s/ Dominik Rohe	President (Principal Executive Officer)
		Dominik Rohe [Signature]	[Title]

Date:	October 23, 2023	/s/ Trent Walker	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Trent Walker [Signature]	[Title]